INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            WINTER SPORTS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

     [_] Fee paid previously with preliminary materials:

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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                               WINTER SPORTS, INC.
                                  P.O. Box 1400
                            Whitefish, Montana 59937


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held October 9, 2001


     The annual meeting of the shareholders of Winter Sports, Inc. will be held at Big Mountain in the Alpine Lodge Building, approximately 8 miles North of Whitefish, Montana, on Tuesday, October 9, 2001 at 5:45 p.m. for the following purposes:

     1. To elect a board of nine directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     2.   To ratify the selection of independent accountants.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The board of directors has fixed the close of business on August 31, 2001 as the record date for determining those shareholders who shall be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

     Nominees for directors are set forth in the enclosed Proxy Statement.

     We urge you to mark, sign, date and return the proxy enclosed with this notice at your earliest convenience. If you attend the meeting, you may, if you so desire, revoke your proxy and vote in person.


                                           By order of the Board of Directors

Dated at Whitefish, Montana
September 14, 2001

                                           Sandra K. Unger
                                           Corporate Secretary

                               WINTER SPORTS, INC.
                                 P. O. BOX 1400
                               WHITEFISH, MT 59937

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 9, 2001

     The proxy accompanying this Proxy Statement is solicited by the board of directors of Winter Sports, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Tuesday, October 9, 2001 at 5:45 p.m. local time, in the Alpine Lodge Building, Big Mountain Ski and Summer Resort, and any adjournment thereof. All properly executed and returned proxies will be voted in accordance with the instructions specified thereon. Unless otherwise directed, it will be voted (i) for election of all of the nominees for election to the Company's board of directors, with the votes evenly distributed among the nominees listed in this Proxy Statement, and (ii) for ratification of the selection of Jordahl & Sliter PLLC as the Company's independent accountants. If other matters come before the meeting, it will be voted in accordance with the best judgment of the persons named as proxies. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting or prevent voting in person. A proxy is revocable at any time before it is exercised by notifying the secretary of the Company in writing at the address shown above.

     Only shareholders of record at the close of business on August 31, 2001 are entitled to notice of and to vote at the annual meeting of shareholders. Shareholders who withhold or abstain from voting and broker non-votes are counted for purposes determining the presence or absence of a quorum.

     The approximate date on which this Proxy Statement and the accompanying proxy were first sent to shareholders was September 14, 2001.


                         ITEM 1 - ELECTION OF DIRECTORS

     A board of directors consisting of nine directors will be elected at the annual meeting, and will hold office until the next annual meeting of the shareholders and until their successors are elected and qualified.

Information About Directors and Nominees for Election

     The names and ages of nominees, the years they became directors, their principal occupations for the past five years and certain other information are as follows:

     Charles R. Abell, age 62, has been a director since 1992. He has been president/CEO of the Whitefish Credit Union, Whitefish, Montana since 1967 and is a Whitefish native. He is a business graduate of the University of Montana with emphasis on marketing and finance. Mr. Abell is a past member of the Whitefish City-County Planning Board, Flathead Basin Commission and Lakeshore Preservation Committee. He is past chairman of the Whitefish School Board, North Valley Hospital Board and Rotary Club president. He presently serves as a member of the Resort Tax Oversite Committee, the North Valley Toastmasters, Whitefish School Board and as a director of Big Mountain Development Corporation.

     Jerome T. Broussard, age 60, was appointed in July, 2000, to fill the unexpired term of Calvin S. Robinson, who passed away in June, 2000. Mr. Broussard is president of Broussard Holding Company, a private investment firm, and was president of Columbia Falls Aluminum Company in Columbia Falls, Montana from 1985 until 1993. Mr. Broussard serves on the Business Council of Tulane University and the President's Council of Colorado School of Mines.

     Brian T. (Tim) Grattan, age 63, has been a director since 1981. He has owned and managed a real estate development company in Whitefish, Montana since 1971, and is the developer and a general partner of Grouse Mountain Lodge in Whitefish. He is a director of the Glacier Park International Airport Board, a director of Big Mountain Development Corporation and general manager of Big Mountain Sewer District. Mr. Grattan is past chairman of the board of the Montana Chamber of Commerce.

     Dennis L. Green, age 54, has been a director since 1986 and is Chair of the Board of Directors. He has been the president of Dasen Company and Flathead County Title Company since 1986, and president and general manager of Budget Finance since 1975. He is past chapter chairman of the Northwest Chapter of the American Red Cross. Mr. Green is the vice chair of the board of directors of the American Red Cross Blood Services - Louis and Clark Region - Idaho, Montana and Utah, president of Montana Consumer Finance Association and is a director and vice president of Big Mountain Development Corporation. Mr. Green is past president of Evergreen Ban-corporation and a former director of First National Bank of Whitefish and First National Bank of Eureka.

     Charles P. Grenier, age 52, has been a director since 1997. He was the executive vice president of Plum Creek Timber Company, Inc. of Columbia Falls, Montana from 1994 until 2000 and served as a director from 1995 to 2000. Mr. Grenier is a director of The Montana Nature Conservancy. Mr. Grenier formerly served on the board of the University of Montana Foundation and APA, The Engineered Wood Association.

     Jerry J. James, age 54, has been a director since 1997. He is a senior vice president for Flathead Bank Holding Company of Kalispell, Montana which owns banks in Bigfork, Lakeside, Belgrade and Ennis, Montana. He served as the president of the Kalispell Bank of First Interstate Bancsystem of Montana, Inc. from 1992 until his resignation in August, 2000. He served as executive vice president of First Interstate Bank of Wyoming from 1985 until 1992. Mr. James serves as a board member for the Kalispell Development Corp. and the Red Cross and is a past board member of the Montana Bankers Association, Big Brothers/Sisters, the Whitefish Rotary Club and Flathead Education Association.

     Michael T. Jenson, age 53, has been a director since 1995. He has been the owner of the Whitefish Gallery and Jenson Studio in Whitefish, Montana, for 27 years. Mr. Jenson previously served as the Mayor of the City of Whitefish, a member of the board of directors of Flathead Valley Community College, and is a past member of the Whitefish City-County Planning and Zoning Board.

     Darrel R. (Bill) Martin, age 77, has been a director since 1957. He is the president of Manions, a lease and rental company in Kalispell, Montana. He previously served as executive director of Flathead Convention and Visitors Association, as president and chairman of Winter Sports, Inc. and as a director of Glacier Bancorp, Inc., a bank holding company, and Glacier Bank, its operating bank subsidiary. Mr. Martin also serves as a director of Big Mountain Development Corporation.

     Michael J. Muldown, age 56, has been a director since 1993. He is the owner of an independent insurance agency in Whitefish, Montana since retiring from Allstate Insurance Company in November, 2000. Mr. Muldown is a Whitefish native, former ski patrolman and avid skier.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS OF THE COMPANY

Cumulative Voting; Use of Proxies

     In voting for directors, a shareholder is entitled to nine votes for each share of common stock held. A shareholder may cast votes evenly for all directors, may accumulate such votes and cast them all for one nominee or distribute votes among two or more nominees. Each director is elected by a plurality of the votes cast with respect to the election of such director. Any shares not voted (whether by abstention, broker non-vote or vote withheld) are not counted as votes cast for or against the nominees and will be excluded from the vote.

     The proxy which accompanies this Proxy Statement provides for the following three methods of voting:

     1. If you check the box "FOR ALL NOMINEES" your votes will be evenly distributed among the nominees.

     2. If you check the box "WITHHOLD VOTES FROM ALL NOMINEES" your shares will not be voted in the election of directors; however, your shares will be counted toward a quorum and will be voted on any other business that may properly come before the meeting in the discretion of the proxy holders.

     3. If you check the box "WITHHOLD VOTES FROM ONE OR MORE INDIVIDUAL NOMINEES" and strike out the name of one or more of the nine nominees, your votes will be evenly cast for remaining nominees. For example, if you own 100 shares and you check this box, and strike out the names of two nominees, your 900 votes would be evenly distributed among the other seven nominees.

     If you wish to cast or accumulate your votes in a manner other than one of the three methods described above, you must attend the meeting in person or designate some other person to act as your proxy by use of a written proxy other than the proxy which is enclosed with this Proxy Statement.

     The Company's by-laws provide that nominations for election to the board of directors may be made by the board of directors, by a nominating committee appointed by the board of directors, or by any shareholder entitled to vote for the election of directors. Nominations other than those made by the board of directors or its nominating committee are to be in writing and must be delivered or mailed to the president of the Company not less than fifteen (15) days nor more than fifty (50) days prior to the annual meeting of shareholders. If any of the nominees become unavailable for election for any presently unforeseen reason, the discretionary authority provided in the proxy will be exercised to vote for any alternate nominee who may be designated by the board of directors.

Board Committees

     The Audit Committee members are Charles R. Abell, Jerome T. Broussard, Dennis L. Green and Jerry J. James. Michael J. Collins and Jami M. Phillips also attended audit committee meetings. The Audit Committee held five meetings during the fiscal year ended May 31, 2001. Functions of the Audit Committee include annually recommending an independent auditor, and receiving and reviewing the reports submitted by them. The Audit Committee also oversees and determines the duties and responsibilities of the internal accounting staff, and receives and reviews reports submitted by the internal staff.

     The Incentive/Compensation Committee members are Dennis L. Green, Charles
P. Grenier, Jerry J. James, Darrel R. (Bill) Martin and Michael Muldown. Functions of the Incentive/Compensation Committee include negotiations and approval of executive employment agreements and periodic executive performance evaluations. During fiscal year 2001, two meetings were held by the Incentive/Compensation Committee.

     Members of the Executive Committee are Dennis L. Green, Brian T. (Tim) Grattan, Jerry J. James, Michael T. Jenson and Darrel R. (Bill) Martin. The Executive Committee held no meetings during the fiscal year ended May 31, 2001.

     Members of the Nominating Committee are Jerome J. Broussard, Dennis L. Green, Charles P. Grenier, Michael T. Jenson and Michael J. Muldown. One meeting was held by the Nominating Committee during the fiscal year ended May 31, 2001. Shareholders may submit nominations for the board of directors by making such nominations in writing to be delivered or mailed to the president of the Company not less than fifteen (15) days, nor more than fifty (50) days, prior to the annual meeting of shareholders.

Meetings of Board of Directors and Committees

     During the fiscal year ended May 31, 2001, the board of directors held thirteen meetings. During their term in office all directors attended 75% or more of the total number of the meetings of the board of directors and all committees of the board of directors on which a director served, with the exception of Jerry J. James, who attended 70% of the meetings of the board of directors and committees of which he was a member.

Directors' Compensation

         Directors who are not employees of the Company received an annual fee of $6,500 during fiscal year 2001. Directors are paid on a pro rata basis for the months they serve as a director of the Company during each fiscal year. No additional fees are paid for serving on a committee of the board of directors.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     The only voting securities of the Company are shares of common stock, of which there were 988,668 shares outstanding as of August 31, 2001. Each share is entitled to one vote, except that cumulative voting is permitted in the election of directors.

     To the Company's knowledge, the following were the only beneficial owners of 5% or more of the outstanding common stock of the Company as of August 31, 2001. Except as otherwise specified, each named beneficial owner has sole voting and investment power with respect to the shares set forth opposite his name.

                                               Shares of       Percentage of
Name and Address                             Common Stock    Shares Outstanding
----------------                             ------------    ------------------
Dennis L. Green
P. O. Box 188
Kalispell MT 59903                            227,879(1)            23.0%

Richard A. Dasen and
  Susan D. Dasen
400 West Valley Drive
Kalispell MT 59901                            225,664(2)            22.8%

Budget Finance
P. O. Box 22
Kalispell MT 59903                            225,371(1)(2)         22.8%

Jerome T. Broussard
P. O. Box 428
Whitefish MT 59937                            102,000               10.3%

Mary Jane Street Living Trust
P. O. Box 806
Whitefish MT 59937                             73,177(3)             7.4%

Mary Jane Street
P. O. Box 806
Whitefish MT 59937                             73,177(3)             7.4%

Darrel R. (Bill) Martin
1429 Hwy. 2 West
Kalispell MT 59901                             50,053(4)             5.1%

----------
(1) Mr. Green owns 1,421 shares and shares investment and voting power with respect to 738 shares held by a Trust of which Mr. Green is a Co-Trustee. Mr. Green also shares investment and voting power with respect to 225,371 shares owned by Budget Finance, a wholly owned subsidiary of Dasen Company. Mr. Green is a stockholder, a director and president of Dasen Company and is president of Budget Finance. Also includes 349 shares held by a son, over which Mr. Green shares voting power.

(2) Mr. and Mrs. Dasen own 293 shares directly and share investment and voting power with respect to 225,371 shares owned by Budget Finance, a wholly owned subsidiary of Dasen Company. Mr. and Mrs. Dasen are the controlling shareholders of Dasen Company.

(3) Mary Jane Street has investment and voting power with respect to the 73,177 shares owned by the Mary Jane Street Living Trust.

(4) Mr. Martin owns 25,036 shares and shares investment and voting power with respect to 25,017 shares held in a trust held by his wife.

                             OWNERSHIP OF MANAGEMENT

     The following table sets forth as of August 31, 2001 as to the number of shares of common stock owned by (i) each director and nominee, (ii) the executive officers named in the Summary Compensation Table and (iii) all directors and executive officers named in the Summary Compensation Table as a group. Except as otherwise specified, each named beneficial owner has sole voting and investment power with respect to the shares set forth opposite his name.

                                      Amount & Nature
                                       of Beneficial
                                      Ownership as of       % of Shares
Name of Beneficial Owner              August 31, 2001       Outstanding
------------------------              ---------------       -----------
Charles R. Abell                            13,804             1.4%

Jerome T. Broussard                        102,000            10.3%

Brian T. (Tim) Grattan                      13,793             1.4%

Dennis L. Green                            227,879(1)         23.0%

Charles P. Grenier                           1,000             *

Jerry J. James                                 100             *

Michael T. Jenson                           20,708(2)          2.1%

Darrel R. (Bill) Martin                     50,053(3)          5.1%

Michael J. Muldown                           2,800             *

Michael J. Collins                          44,510             4.5%

All directors and executive
officers as a group (10 persons)           476,647            48.2%

----------
* Less than 1%


(1) Mr. Green directly owns 1,421 shares and shares investment and voting power with respect to 225,371 shares which are owned by Budget Finance, a wholly-owned subsidiary of Dasen Company. Mr. Green is a stockholder, a director and president of Dasen Company and is president of Budget Finance. Mr. Green also shares investment and voting power with respect to 738 shares held by a Trust of which Mr. Green is Co-Trustee. Also includes 349 shares owned by a son, over which Mr. Green shares voting power.

(2) Mr. Jenson shares voting power with respect to 20,524 shares held in a Trust.

(3) Mr. Martin owns 25,036 shares and shares investment and voting power with respect to 25,017 shares held in a trust held by his wife.

                             OFFICERS OF THE COMPANY

     Michael J. Collins, age 49, was appointed president and chief executive officer of the Company in August, 1988. Mr. Collins was formerly employed in the planning and construction of the Nakiska Ski Area, Calgary, Alberta, as well as serving as venue manager of operations during the 1988 Winter Olympics. Prior to Calgary, Mr. Collins worked for the Aspen Ski Corporation as an area planner and construction manager. Mr. Collins serves as president of Big Mountain Water Company, president of Big Mountain Sewer District, and president and chairman of the board of Big Mountain Development Corporation. From 1992 until 1994 Mr. Collins was on the Advisory Council for the Federal Reserve Bank, Ninth District, in Minneapolis, Minnesota.

     Michele Reese, age 51, was hired as vice president of Guest Services, Marketing and Communications in December, 1997 and was elected executive vice president in November, 1998. Ms. Reese served as senior vice president of marketing and sales for the Disneyland Resort in Anaheim, California from 1994 until 1997 and served as executive vice president of marketing and sales at Universal Studios Hollywood from 1993 until 1994. Ms. Reese is the owner and president of Beargrass Marketing of Whitefish, Montana, and worked as a consultant for the Company in 1994. She is vice chairman of the TIA Foundation, a member of the USA Marketing Counsel and was named as a commissioner of the California Tourism Marketing Council in 1997. Ms. Reese was appointed by Governor Racicot to serve a three- year term on the Travel Advisory Council for Montana.

     Jami M. Phillips, age 42, was appointed Treasurer of the Company in January, 2000 and Chief Financial Officer in September, 2000. Ms. Phillips was formerly employed at Southern Illinois Regional Social Services, Inc. of Carbondale, Illinois as financial director from 1997 to 1999. She served as senior auditor at Kerber, Eck & Braeckel, LLP, from 1996 to 1997 and as senior auditor at Barnett & Levine, LLP, from 1995 to 1996. Both firms are public accounting firms, also located in Carbondale, Illinois. Ms. Phillips serves as vice president of Moose Run Homeowners Association, treasurer of Big Mountain Water Company, President of Kintla Lodge Condominium Association and Secretary-Treasurer of Big Mountain Development Corporation. Ms. Phillips also serves on the board of Anapurna Condominium Association.

     Sandra K. Unger, age 59, was appointed corporate secretary in October, 1996, and is manager of corporate administration. She served as assistant corporate secretary from 1985 until 1996 and has been an employee of The Big Mountain since 1962. Mrs. Unger previously served as a director and secretary of Summit House Restaurant & Bar, Inc., as a member of the board of directors of the Whitefish Credit Union and as secretary of Big Mountain Sewer District.

     All officers are elected at the annual meeting of the board of directors immediately following the annual meeting of shareholders and serve at the pleasure of the board of directors. However, the Company has entered into employment agreements with Mr. Collins and Ms. Reese, which are described under "Compensation of Executive Officers - Employee Agreements" below.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's chief executive officer. No other executive officers serving at the end of fiscal year 2001 received compensation exceeding $100,000.

                           Summary Compensation Table

    Name and                           Fiscal           Compensation
Principal Position                      Year            Salary ($)(1)
------------------                      ----            -------------
Michael J. Collins                      2001               $111,477
 President and Chief                    2000               $105,309
 Executive Officer                      1999               $105,283

(1) Includes amounts paid pursuant to the Company's 401(k)Retirement Plan.

Employment Agreements

     Michael J. Collins -- The Company entered into an employment agreement effective August 1, 1996 with Michael J. Collins for a term of employment ending on July 31, 2000, pursuant to which he serves as the Company's president and general manager. In August, 2000, the Company entered into a new four year employment agreement. In addition to providing for an annual salary, the employment agreements provide for a performance-based cash bonus. The performance criteria for awarding a bonus is determined by a formula based upon the Company's income before taxes in each fiscal year. A cash bonus was not awarded for fiscal year ended May 31, 2001. The Company may terminate the employment agreement and is required to pay six months' salary in the event of termination.

     Michele Reese -- The Company entered into an employment agreement effective December 22, 1997 with Michele Reese for a term of employment ending on December 21, 2000, pursuant to which she served as the Company's vice president of marketing, guest services and communications. In addition to providing for an annual salary, the employment agreement provided for a performance-based cash bonus based upon certain criteria in financial, planning and staff management in each employment year. A cash bonus was not awarded during fiscal year ended May 31, 2001. Ms. Reese continues to serve as Vice President of marketing, guest services and communications although the employment agreement has not been renewed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company entered into a $3.9 million loan agreement in 1998 for construction of the Kintla Lodge project with the Whitefish Credit Union. The loan was paid in full prior to May 31, 2000. Charles R. Abell, a director of the Company, is the president and chief executive officer of the Whitefish Credit Union.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by the SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or advice that no filings were required, during the last fiscal year all officers, directors and greater than 10% beneficial owners have complied with the Section 16(a) filing requirements with the exception of one late filing by Jerome T. Broussard with respect to three transactions of stock made in February, 2001.

                          ITEM 2 - INDEPENDENT AUDITORS

     The Company's Board of Directors appointed Jordahl & Sliter PLLC to serve as the Company's independent accountants for the fiscal year ended May 31, 2001. Jordahl & Sliter PLLC has served since 1980 in that capacity.

     A resolution will be presented at the Annual Meeting to ratify the appointment by the Company's board of directors of Jordahl & Sliter PLLC to serve as the Company's independent accountants for the current fiscal year. A majority vote is required for ratification. If the shareholders do not ratify the selection of Jordahl & Sliter PLLC, it will not preclude the Board of Directors from retaining them to serve as the Company's independent accountants for the current fiscal year. Representative of Jordahl & Sliter PLLC will be present at the annual meeting and will have an opportunity to make a statement if he or she desires, and to respond to appropriate questions.

Audit Fees

     Audit fees billed by Jordahl & Sliter PLLC for the audit of the Company's annual financial statements the fiscal year ended May 31, 2001 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year, and the audit of the Company's benefit plan totaled $30,840.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Jordahl & Sliter PLLC to provide advice regarding financial information systems design and implementation during the fiscal year ended May 31, 2001.

All Other Fees

     Fees billed to the Company by Jordahl & Sliter PLLC during the fiscal year ended May 31, 2001 for all other, non-audit services rendered to the Company, including tax-related services, totaled $10,915.

     The Audit Committee has considered whether the provision of the services covered by the fees described under the caption "All Other Fees" is compatible with maintaining Jordahl & Sliter PLLC's independence.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE APPOINTMENT OF JORDAHL & SLITER PLLC AS THE COMPANY'S INDEPENDENT
                        ACCOUNTANTS FOR FISCAL YEAR 2002.

                             AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process and recommends to the board of directors the appointment of independent auditors to audit the financial statements each year and confers with the auditors and officers for purposes of reviewing the Company's internal controls, accounting practices, financial structures and financial reporting. Management has primary responsibility for preparing financial statements and the financial reporting process. The independent accountants, Jordahl & Sliter PLLC, are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The board of directors has adopted a charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with management.

          The Audit Committee has discussed with Jordahl & Sliter PLLC the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

     2. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

     3. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2001, for filing with the Securities and Exchange Commission.

     Each of the members of the Audit Committee is independent as defined under the listing standards of NASDAQ.

                  Audit Committee
                  Charles R. Abell, Chairman
                  Dennis L. Green
                  Jerome T. Broussard
                  Jerry J. James

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management knows of no other business to be presented at the meeting. However, if any other matters properly come before the meeting, it is the intention of the proxy holders to vote or refrain from voting in their discretion.

                                  ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended May 31, 2001, including audited financial statements, is being distributed with this Proxy Statement. Shareholders not receiving a copy of the 2001 Annual Report may obtain one by writing or calling Sandra Unger, Secretary of Winter Sports, Inc.,
P. O. Box 1400, Whitefish, MT 59937. Telephone (406) 862-1933.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholders wishing to submit proposals for inclusion in the Company's Proxy Statement for the 2002 annual meeting of shareholders must submit such proposals so as to be received by the Company at Big Mountain Ski Resort, P. O. Box 1400, Whitefish, Montana 59937, on or before May 1, 2002.

                           PROXY SOLICITATION EXPENSES

     The cost of soliciting proxies, including the cost of preparing and mailing proxy materials, will be borne by the Company. The solicitation of the proxies will be made by mail, and may be made by the officers, directors or other employees of the Company without special compensation. Brokers, custodian and other similar persons will be reimbursed for reasonable expenses incurred in sending proxy materials to beneficial owners of the Company's common stock.

                                     GENERAL

     It is important that all proxies be forwarded promptly in order that a quorum may be present at the meeting. Whether or not you contemplate attending the meeting in person, we urge you to sign, date and mail the accompanying proxy AT YOUR EARLIEST CONVENIENCE. If you attend the meeting, you may, if you so desire, revoke your proxy and vote in person.

                                             By order of the Board of Directors


Dated at Whitefish, Montana
September 14, 2001
                                             Sandra K. Unger
                                             Corporate Secretary


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                                                                        APPENDIX

                               WINTER SPORTS, INC.
                             AUDIT COMMITTEE CHARTER


I.   Mission Statement.

     The audit committee will assist the Board of Directors of Winter Sports, Inc. in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process and the company's process for monitoring compliance with laws, regulations and the code of conduct. In performing its duties, the committee will maintain effective working relationships with the Board of Directors, management, and the external auditors.

II.  Organization.

     A. The Committee shall consist of at least four (4) members of the Board of Directors.

     B. The Committee shall consist of independent members of the Board of Directors and such members shall be financially literate.

     C. At least four (4) meetings shall be held each year prior to and collateral with the meetings of the Board of Directors.

     D. The Chairman of the committee will be appointed by the Chairman of the Board of Directors with the approval of the Board.

III. Roles and Responsibilities.

     A. The Committee shall have a general overview of the financial statements and accounting issues.

     B. The Committee shall focus on integrity and skill of the external auditors who report to it. It must rely, for the most part, on the financial reporting judgments of the full-time managers and professionals.

     C. A prime focus of the Committee should be on the identification and reviewing with senior corporate management the key areas of business and financial risk to which the enterprise is exposed. The Committee should also devote a portion of each of its meetings for briefing and dialogue with various corporate managers of a particular function, or particular operating group, in order to understand the risks presented by, and the risk-management techniques employed in, that function or business.

     D. It should focus on the quality of systems and the people who are responsible for financial management and reporting.

     E.   It should look forward, while learning from the past.

     F. It should continually evaluate the quality of senior corporate managers, particularly those responsible for financial accounting, internal controls, and financial reports.


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     G.   The Committee should concentrate on the quality of the company's internal controls.

          1. It should review the audit plan each year and the quality of the people responsible for internal control.

               It is essential to be knowledgeable on the importance of the job of the auditors. External auditors review financial statements prepared by management, and based on the review of the overall adequacy of control and on sampling and review techniques, express an opinion on whether the financial statements accord with generally accepted accounting principles.

          2.   Learn and know the company.

          3.   Be a constructive skeptic.

          4. Be concerned and knowledgeable about all the company's financial arrangements and relationships.


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                               WINTER SPORTS, INC.
                                 P. O. Box 1400
                            Whitefish, Montana 59937

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint Darrel R. (Bill) Martin, Michael T. Jenson and Brian T. (Tim) Grattan, and each of them as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned the number of shares of common stock of Winter Sports, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held October 9, 2001, and at any adjournment thereof. The undersigned directs that this proxy be voted as follows:

1.   Election of Directors (check only one box):

     [  ]  FOR ALL NOMINEES listed below

     [  ]  WITHHOLD VOTES FROM ALL NOMINEES

     [ ] WITHHOLD VOTES FROM ONE OR MORE INDIVIDUAL NOMINEES. Cross out or strike out the name(s) of the nominee(s) you do not want to vote for. Your votes will be evenly distributed among the other nominees.

     NOMINEES:

         Charles R. Abell       Jerome T. Broussard       Brian T. (Tim)Grattan
         Dennis L. Green        Charles P. Grenier        Jerry J. James
         Michael T. Jenson      Darrel R. (Bill) Martin   Michael J. Muldown

If no specification is made, a vote for all nominees will be entered and will be evenly distributed among such nominees. If you wish to cast or accumulate your votes in a manner not provided for on this proxy, you must attend the meeting in person or appoint some other person to act as your proxy by use of a written proxy other than this proxy.

2. To ratify the selection of Jordahl & Sliter PLLC as independent accountants.

         [  ]  FOR            [  ]  AGAINST        [  ]  ABSTAIN

If no specification is made, this Proxy will be voted for the selection of Jordahl & Sliter PLLC.

3. At their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

     The undersigned ratifies all that said proxies or their substitutes may lawfully do by virtue thereof. The undersigned hereby revokes any proxy or proxies heretofore given for such shares.

                                            Date:________________________, 2001



                                            ------------------------------------
                                                        Signature

                                            ------------------------------------
                                                   Signature if held jointly

IMPORTANT: Please date and sign your name exactly as it appears on this Proxy. If stock is held jointly, both persons should sign. Persons signing in a representative capacity should give their title.

                PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY


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